CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 17, 2015
Date of Report
(Date of Earliest Event Reported)

LD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50584	98-0335555
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1070 Commerce Drive, Building II, Suite 303, Perrysburg, Ohio 43551
(Address of principal executive offices (zip code))

(419) 873-1111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2015, LD Holdings, Inc. (the “Company”) filed a Certificate of Change to reflect an amendment to the Articles of Incorporation of the Company.

The Certificate of Change is attached as Exhibit 3.1 and incorporated herein by reference.

Pursuant to the Certificate of Change, the authorized shares of the Company were amended to authorize the following:  974,156 shares of preferred stock, plus 25,840,351 shares of common stock.

On July 23, 2015, the Company filed a Certificate of Amendment to simplify article 3 thereof, which addresses the capitalization of the Company.

The Certificate of Amendment is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
3.1 *	Certificate of Change, filed with the Secretary of State of the State of Nevada on July 17, 2015
3.2 *	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on July 23, 2015

_______________
*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LD HOLDINGS, INC.
(Registrant)

By:	/s/ John R. Ayling
	Name:	John R. Ayling
	Title:	Chairman/Chief Executive Officer